UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2014

ActiveCare, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-53570 (Commission File Number)	87-0578125 (IRS Employer Identification No.)

1365 West Business Park Drive, Orem, Utah 84058
(Address of principal executive offices)

(877) 219-6050
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.

On September 24, 2014, ActiveCare, Inc., a Delaware corporation (the “Registrant”) filed a Current Report on Form 8-K to report the resignation of David G. Derrick as the Chief Executive Officer of the Registrant effective October 1, 2014.

On September 30, 2014, the Board of Directors of the Registrant accepted Mr. Derrick’s resignation as Chief Executive Officer and requested that Mr. Derrick continue as Executive Chairman of the Board of Directors for an indefinite transition period until a permanent Chief Executive Officer is retained by the Registrant.  Michael Jones was named President and interim CEO during the transition period.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ActiveCare, Inc.

By:	/s/ Marc C. Bratsman
Marc C. Bratsman Chief Financial Officer

Date: October 1, 2014